Exhibit 99.1

For more information, contact:
Steven D. Schwartz, Vice President-Investor Relations
(515) 273-3763
sschwartz@american-equity.com

FOR IMMEDIATE RELEASE
November 12, 2019

American Equity Announces Proposed Public Offering of Depositary Shares Representing Series A Preferred Stock

WEST DES MOINES, Iowa (November 12, 2019) - American Equity Investment Life Holding Company (NYSE: AEL) (“American Equity” or the “Company”) announced today that it intends to launch a public offering of depositary shares, each of which represents a 1/1,000th interest in a share of its Fixed-Rate Reset Non-Cumulative Preferred Stock, Series A, par value $1.00 and $25,000 liquidation preference per share (equivalent to $25.00 per depositary share). The Company intends to grant the underwriters a 30-day option to purchase additional depositary shares to cover over-allotments, if any. The Company intends to apply to list the depositary shares on the NYSE under the symbol “AELPRA.” The completion of the proposed offering depends upon several factors, including customary closing, market and other conditions.

The Company intends to use the net proceeds from the offering to redeem eight series of its outstanding subordinated debentures and for general corporate purposes.

Morgan Stanley & Co. LLC, BofA Securities, Inc., Wells Fargo Securities, LLC and RBC Capital Markets, LLC are acting as joint book-running managers for the offering.

The offering will be made pursuant to an existing effective shelf registration statement (including a prospectus) filed with the U.S. Securities and Exchange Commission (the “SEC”) and is being made solely by means of a prospectus supplement and accompanying base prospectus. Copies of the prospectus supplement and related base prospectus may be obtained from the SEC’s website at www.sec.gov or upon request to: Morgan Stanley & Co. LLC, 180 Varick Street, New York, New York 10014, Attention: Prospectus Department, at 1-866-718-1649 or prospectus@morganstanley.com; BofA Securities, Inc., NC1-004-03-43, 200 North College Street,

3rd floor, Charlotte, NC 28255-0001, Attn: Prospectus Department, at dg.prospectus_requests@baml.com or 1-800-294-1322; Wells Fargo Securities, LLC, 608 2nd Avenue South, Suite 1000, Minneapolis, MN 55402, Attn: WFS Customer Service at wfscustomerservice@wellsfargo.com or toll free at 1-800-645-3751; or RBC Capital Markets, LLC, toll free at 1-866-375-6829 or rbcnyfixedincomeprospectus@rbccm.com.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the depositary shares, nor shall there be any offer or sale of the depositary shares in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to future operations, strategies, financial results or other developments, and are subject to assumptions, risks and uncertainties. Statements such as “guidance”, “expect”, “anticipate”, “believe”, “goal”, “objective”, “target”, “may”, “should”, “estimate”, “projects” or similar words as well as specific projections of future results qualify as forward-looking statements. Factors that may cause our actual results to differ materially from those contemplated by these forward looking statements can be found in the company’s Form 10-K filed with the SEC. Forward-looking statements speak only as of the date the statement was made, and the Company undertakes no obligation to update such forward-looking statements. There can be no assurance that other factors not currently anticipated by the Company will not materially adversely affect our results of operations. Investors are cautioned not to place undue reliance on any forward-looking statements made by us or on our behalf.

ABOUT AMERICAN EQUITY

American Equity Investment Life Holding Company, through its wholly-owned operating subsidiaries, issues fixed index and fixed rate annuities. American Equity Investment Life Holding Company, a New York Stock Exchange Listed company (NYSE: AEL), is headquartered in West Des Moines, Iowa.